UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 3, 2007

FIRST SOLAR, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33156	20-4623678

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4050 East Cotton Center Boulevard
Building 6, Suite 68
Phoenix, Arizona 85040
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (602) 414-9300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     On May 25, 2007, at the 2007 annual shareholders’ meeting of First Solar, Inc. (the “Company”), the Company’s shareholders elected the following six directors: Michael J. Ahearn, Bruce Sohn, James F. Nolan, J. Thomas Presby, Paul H. Stebbins and Michael Sweeney. Each of these directors was serving as a director of the Company prior to the 2007 annual shareholders’ meeting. These directors were elected to serve until the Company’s next annual shareholders’ meeting or until their respective successors are elected and qualified.

     Additional information about the Company’s directors is available in the Company’s proxy statement on Schedule 14A, which was filed with the Securities and Exchange Commission on April 25, 2007.

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST SOLAR, INC.

Date: May 30, 2007	By: /s/ I. Paul Kacir Name: I. Paul Kacir Title: Vice President, General Counsel and Corporate Secretary